Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On February 28, 2024, the Parent entered into definitive agreements with Everi Holdings Inc. (“Everi”), pursuant to which the Parent will separate its Global Gaming and PlayDigital businesses by way of a taxable spin-off to the Parent’s shareholders and then immediately combine such businesses with Everi, (the “Separation & Divestiture”) resulting in the “Combined Company”.
Under the terms of the agreements, the Parent’s shareholders are expected to own at closing approximately 54%, and Everi stockholders are expected to own approximately 46% of the shares in the combined company. In connection with the Separation & Divestiture, the Parent will receive approximately $2.6 billion in cash that will be funded with the proceeds of debt incurred by the Combined Company. The Parent expects to allocate approximately $2 billion to debt repayment. After closing, Everi will change its name to International Game Technology, Inc. and will trade on the NYSE under the ticker IGT. The Parent will change its name and continue to trade on the NYSE under a new ticker symbol. The transaction is expected to close in late 2024 or early 2025, subject to receipt of all regulatory approvals, shareholders approvals, and other customary closing conditions.

Revenue information relative to the Global Gaming and PlayDigital segments is included in Note 4. - Revenue Recognition. Due to factors such as the nature of the transaction and underlying approvals, the business is not considered held for sale as of December 31, 2023.